UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2006

Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation

(Exact name of Registrant as specified in its charter)

Delaware	68-0383530
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

11060 White Rock Road, Suite 210, Rancho Cordova, California 95670

(916) 638-4744

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Item 1.01  Entry into a Material Definitive Agreement

On November 7, 2006, we modified the terms of Rick Altinger’s employment agreement dated February 18, 2003 to extend his employment term to February 18, 2009 and to change his title to Executive Vice President of Marketing and Business Development.  A copy of the amendment is attached as Exhibit 10.1 to this report.

Item 2.02  Results of Operations and Financial Condition

On November 8, 2006, VantageMed Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2006.  A copy of our press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition”.  Such information, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 10.1 — Amendment to Employment Agreement dated February 18, 2003 between Rick Altinger and VantageMed Corporation dated November 7, 2006.

Exhibit 99.1 — Press Release dated November 8, 2006, reporting the results of operations of VantageMed Corporation for the third quarter ended September 30, 2006 (furnished and not filed herewith solely pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION

Dated: November 8, 2006	By:	/s/ Liesel Loesch
Liesel Loesch
Chief Financial Officer